Exhibit 1.1

UNDERWRITING AGREEMENT

NORTHWEST NATURAL GAS COMPANY

Common Stock

Price to the Company: $29.99 per Share

March 30, 2004

To the Underwriters named in Schedule I hereto

Dear Sirs:

Northwest Natural Gas Company, an Oregon corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to you the aggregate number of shares of its Common Stock (the “Common Stock”), and the common share purchase rights appurtenant thereto (the “Rights” and, together with the Common Stock, the “Shares”) set forth opposite your respective names in Schedule I hereto (such aggregate number of Shares being referred to herein as the “Firm Shares”), at the price to the Company set forth above (the “Price”). In addition, for the sole purpose of covering over-allotments in connection with the sale of such securities, the Company proposes to grant to you an option (the “Option”) to purchase from the Company, in the same proportions as set forth in Schedule I hereto, not more than an additional 90,000 Shares (the Shares purchased by you upon exercise of the Option are referred to herein as the “Option Shares”) exercisable within the period of 30 days from the date hereof, at the Price to the Company set forth above. As used herein (except in Section 6 hereof where it shall include only the Firm Shares), the term “Securities” shall be deemed to include both the Firm Shares and the Option Shares. As used herein, the term “New Common Stock” shall be deemed to include the aggregate number of shares of Common Stock included as part of both the Firm Shares and the Option Shares, and the term “New Rights” shall be deemed to include the aggregate number of Rights included as part of both the Firm Shares and the Option Shares.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of you that:

(a) A registration statement on Form S-3 with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Act, has been filed with the Commission and has become effective. Copies of the registration statement, together with all amendments, if any, and of the prospectus contained therein, in the form in which it became effective, including the documents incorporated in such prospectus by reference, have heretofore been delivered to you. The registration statement in the form in which it most recently became effective, including all exhibits thereto, is referred to hereinafter as the “Registration Statement”. The prospectus, including the documents incorporated therein by reference, contained in the Registration Statement is referred to hereinafter as the “Prospectus”; provided, that, when, on or after the date hereof, the Prospectus shall be supplemented with respect to the Securities (the “Prospectus Supplement”) in a filing with the Commission pursuant to Rule 424(b) under the Act, “Prospectus”, for all purposes of this Agreement, except this Section 1, shall mean the Prospectus as so supplemented;

(b) No stop order with respect to the Registration Statement has been issued by the Commission under the Act and no proceeding therefor of which the Company has received notice has been instituted; the Registration Statement, at the time it became effective, conformed in all material respects to the requirements of the Act and the Rules and Regulations; neither the Prospectus as of its date and on the date hereof, nor the Registration Statement at the time it became effective, contains or contained an untrue statement of a material fact, and neither the Prospectus as of its date and on the date hereof, nor the Registration Statement at the time it became effective, omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each document incorporated by reference in the Prospectus and filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), conformed when so filed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations thereunder;

(c) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the business, property or financial condition of the Company, and there has not been any material transaction entered into by the Company other than transactions in the ordinary course of business and transactions referred to in, or contemplated by, the Prospectus; and the Company does not have any material contingent obligation which is not disclosed in the Prospectus;

(d) The consummation by the Company of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, or any order, rule or regulation applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no approval, authorization, consent or order of any public board or body is legally required for the issuance and sale of the Securities by the Company hereunder, except such as may be issued by the Public Utility Commission of Oregon and the Washington Utilities and Transportation Commission or be required under the Act or state securities laws;

(e) The financial statements, together with related notes, incorporated by reference in the Prospectus present fairly the financial position and the results of operations of the Company on the bases set forth in such statements and related notes at the dates or for the periods to which they apply; and such statements and related notes have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as otherwise stated therein;

(f) The Company is a validly organized and existing corporation under the laws of the State of Oregon, and is qualified to do business as a foreign corporation in the State of Washington, with power (corporate and other) to own its properties and conduct its business as described in the Prospectus and each of the Company’s subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with full power and authority to own or lease its properties and conduct its business, and is duly qualified to do business in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary;

(g) All of the outstanding shares of the capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; when the shares of New Common Stock shall have been delivered against payment therefor as provided herein, they will have been duly and validly authorized and issued and fully paid and non-assessable; when the New Rights have been issued in accordance with the terms of the Rights Agreement, dated as of February 27, 1996, as amended, between the Company and Boatmen’s Trust Company, American Stock Transfer & Trust Company, as successor, they will have been duly and validly authorized and issued; and the Securities conform to the description thereof contained in the Prospectus;

(h) Other than as set forth in the Prospectus, there are no legal, governmental or administrative proceedings pending to which the Company is a party or of which any property of the Company is the subject, the outcome of which, in the opinion of the Company, would singly or in the aggregate have a material adverse effect on the business, property or financial position of the Company; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

(i) This Agreement has been duly authorized, executed and delivered by the Company.

2. Purchase and Sale. Subject to the terms and conditions herein set forth, the Company agrees to sell to each of you, and each of you agrees, severally and not jointly, to purchase from the Company, at the Price to the Company as set forth on the first page hereof, the Firm Shares in the amounts set forth opposite your respective names in Schedule I hereto.

In addition, the Company hereby grants to you the Option. The Option may be exercised, in whole or in part, on one or more occasions during the term thereof by written notice from you to the Company. Each such notice shall set forth the number of Option Shares as to which the Option is being exercised and specify the date of delivery of, and payment for, such Option Shares, which date shall be neither earlier than the latter of the Time of Delivery or the second business day after the date of such exercise nor later than the seventh business day after the date of such exercise.

3. Offering. Subject to the terms and conditions herein set forth, you will make an offering of the Securities upon the terms and conditions set forth in the Prospectus.

4. Payment and Delivery. Delivery of the Firm Shares and payment therefor, in immediately available funds payable to the order of the Company, shall be made at the office of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at 9:00 A.M., New York City time, on April 5, 2004, or at such other place, time and date as shall be agreed upon in writing by the Company and you. The hour and date of such delivery and payment are herein called the “Time of Delivery”.

The Firm Shares shall be delivered to you for your respective accounts in fully registered form and in such authorized denominations and registered in such names as you may reasonably request in writing not later than 2:00 P.M., New York City time, on the first business day prior to the Time of Delivery, or to the extent not so requested, registered in your respective names in such authorized denominations as the Company shall determine.

Each delivery of the Option Shares and payment therefor, in immediately available funds payable to the order of the Company, shall be made at the office of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at 9:00 A.M., New York City time, on the date specified by you in accordance with Section 2 hereof, or at such other place, time and date as shall be agreed upon in writing by the Company and you. The hour and date of each such delivery and payment are herein called an “Option Shares Time of Delivery”.

The appropriate number of Option Shares shall be delivered to you for your respective accounts in fully registered form and in such authorized denominations and registered in such names as you may reasonably request in writing not later than 2:00 P.M., New York City time, on the first business day prior to the Option Shares Time of Delivery, or to the extent not so requested, registered in your respective names in such authorized denominations as the Company shall determine.

If any one or more of you shall default on your obligation or obligations to purchase and pay for the Securities which you have agreed herein to purchase and pay for (such of you which shall have so defaulted being referred to herein as a “Defaulting Underwriter”), the Company shall immediately give written notice thereof to A.G. Edwards & Sons, Inc., as the representative of the Underwriters named in Schedule I hereto (the “Representative”), and each of you which shall not have so defaulted (the “Non-defaulting Underwriters”) shall have the right, within 24 hours after the receipt of such notice by the Representative, to determine to purchase or to procure one or more others, members of the National Association of Securities Dealers, Inc. (“NASD”) and satisfactory to the Company, to purchase, upon the terms herein set forth, the amount of the Securities which the Defaulting Underwriter so agreed to purchase. If the Non-defaulting Underwriters shall determine to exercise such right, they shall give notice to the Company of such determination within 24 hours after their receipt of notice from the Company of such default, and, thereupon, the Time of Delivery shall be postponed for such period, not exceeding three business days, as the Company shall determine, in order that the required changes in the Registration Statement, the Prospectus and any other documents or arrangements may be effected. If, in the event of such a default, the Non-defaulting Underwriters shall fail to give such notice or, within such 24-hour period, shall give notice to the Company that the Non-defaulting Underwriters will not exercise such right, this Agreement may be terminated by the Company, upon notice given to the Representative, within a further period of 24 hours. If the Company shall not elect to so terminate this Agreement, it shall have the right:

(a)	to require the Non-defaulting Underwriters to purchase and pay for the respective amounts of the Securities which they have severally agreed to purchase hereunder and, in addition, to purchase and pay for (in proportion to their respective commitments hereunder except as may be otherwise determined by the Non-defaulting Underwriters) the amount of the Securities which the Defaulting Underwriter shall have failed to purchase up to 10% of the respective amounts of the Securities which the Non-defaulting Underwriters have otherwise agreed to purchase, and/or

(b)	to procure one or more others, members of the NASD acceptable to the Non-defaulting Underwriters (which acceptance shall not be unreasonably withheld), to purchase, upon the terms herein set forth, the amount of the Securities which the Defaulting Underwriter agreed to purchase or that portion thereof which the Non-defaulting Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give notice thereof to the Representative within such further period of 24 hours, and, thereupon, the Time of Delivery shall be postponed for such period, not exceeding three business days, as the Company shall determine, in order that the required changes in the Registration Statement, the Prospectus and any other documents or arrangements may be effected.

Any action taken by the Company under this Section 4 shall not relieve any Defaulting Underwriter from liability in respect of its obligations under this Agreement. Termination by the Company under this Section 4 shall be without liability on the part of the Company or any Non-defaulting Underwriter; provided, however, that such termination shall not affect the payment obligations set forth in Section 5 hereof.

5. Covenants of the Company. The Company agrees with each of you that it will:

(a) Promptly deliver to you a copy of the Registration Statement and of all amendments thereto (in each case including copies of all documents (other than exhibits) incorporated therein by reference and all exhibits filed therewith), either signed or certified by an officer of the Company, and including a copy of each consent and opinion included therein or filed as an exhibit thereto, either signed or certified by an officer of the Company, and as many unsigned copies of the Registration Statement and such amendments, as you may reasonably request. The Company also will deliver to you as soon as practicable after the date of this Agreement and thereafter from time to time, during such period of time as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Prospectus, including any amendments or supplements thereto, as you may reasonably request for the purposes of the Act.

(b) Promptly advise you (i) when any amendment of the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus, and (iii) of the issuance of any stop order under the Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished to you a copy for your review prior to filing.

(c) Pay all expenses and taxes (excluding any transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement and the Prospectus, (ii) the preparation and delivery of this Agreement, (iii) all corporate and regulatory actions precedent to the issuance and delivery of the Securities, (iv) the issuance and delivery of the Securities, (v) except as provided in Section 5(d) hereof, the printing and delivery to you of reasonable quantities of the Registration Statement, the Prospectus and any amendment or supplement, (vi) the fees and expenses of any transfer agent and registrar, and (vii) the qualification of the Securities for offering and sale under state securities laws, including the fees, not to exceed $5,000, and disbursements of your counsel in connection with such qualification as provided in Section 5(f) hereof and in connection with blue sky surveys.

(d) During such period of time (not exceeding nine months) after the effective date of the Registration Statement as you may be required by law to deliver a prospectus, if either the Company shall become aware or you shall advise the Company in writing of the occurrence of any event which should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of then existing circumstances, the Company will forthwith, at its expense, prepare and furnish to you a reasonable number of copies of a supplement or an amendment to the Prospectus which will supplement or amend the Prospectus so that as so supplemented or amended it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of then existing circumstances, not misleading. In case any of you shall be required to deliver a prospectus after the expiration of nine months from the date of this Agreement, the Company, upon your request, will furnish to you, at your expense, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus complying with Section 10(a) of the Act.

(e) Make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of 12 months beginning on the first day of the Company’s fiscal quarter next succeeding the effective date of the Registration Statement.

(f) Furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate, and file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction, or to meet other requirements deemed by the Company to be unduly burdensome; and provided, further, that the provisions of this subsection (f) shall not apply so long as the Securities are “covered securities” within the meaning of Section 18 of the Act and any rules and regulations thereunder.

(g) Except for sales of equity securities pursuant to shareholder and employee plans, during the period beginning on the date of this Agreement and continuing to and including the 90th day following the Time of Delivery, not to offer, sell, continue to sell or otherwise dispose of any other of its securities of the same class as the Securities without your prior consent.

All fees and disbursements of your counsel (exclusive of fees and expenses of such counsel which are to be paid by the Company as set forth in subsection (vii) of Section 5(c) hereof) shall be paid by you; provided, however, that if this Agreement shall be terminated in accordance with the provisions of Section 6, 7 or 9 hereof, the Company shall reimburse you for the amount of such fees and disbursements. The Company shall not be required to pay any amount for any of your expenses except as provided in the preceding sentence. The Company shall not in any event be liable to any of you for damages on account of the loss of anticipated profits.

6. Conditions of Your Obligations to Purchase the Securities. Your several obligations to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof, to the accuracy of the statements of officers of the Company made in any certificate given pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder to be performed at or prior to the Time of Delivery, and to the following additional conditions:

(a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Time of Delivery; no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date, and you shall have received a certificate dated the Time of Delivery and signed by an executive officer of the Company to the effect that no such order is in effect and that no proceedings for any such purpose are pending before, or to the knowledge of the Company threatened by, the Commission; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the business, property, financial condition or results of operations of the Company and its subsidiaries taken as a whole; and (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the

Company and its subsidiaries taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

(b) At the Time of Delivery, there shall be in full force and effect orders of the Public Utility Commission of Oregon authorizing, and of the Washington Utilities and Transportation Commission establishing compliance with applicable statutory provisions with respect to, the issuance and sale of the New Common Stock on the terms and conditions herein set forth, and containing no provision unacceptable to you by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

(c) At the Time of Delivery, you shall have received from Beth A. Ugoretz, Esq., General Counsel of the Company, Thelen Reid & Priest LLP, of counsel to the Company, Stoel Rives LLP, special Washington counsel to the Company, and Simpson Thacher & Bartlett LLP, your counsel, opinions, and in the case of your counsel, an additional letter, dated the Time of Delivery, in substantially the form and substance prescribed in Exhibits A, B, C and D hereto.

(d) At the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter, dated the Time of Delivery, to the effect that:

(i) They are independent public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations;

(ii) In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

(iii) On the basis of limited procedures, not constituting an examination made in accordance with generally accepted auditing standards, including a reading of the latest available interim financial statements of the Company, if any, a reading of the minute books of the Company since December 31, 2003, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) at the date of the latest available interim balance sheet of the Company and at a subsequent specified date not more than five days prior to the Time of Delivery, there has been any change in the capital stock (except for (I) Shares issued under the Company’s Dividend Reinvestment Plan, Restated Stock Option Plan or Employee Stock Purchase Plan, (II) Shares issued upon the conversion of the Company’s Convertible Debentures, and (III) shares of Preferred Stock purchased or redeemed pursuant to or in anticipation of sinking and purchase funds with respect to the Company’s Preferred Stock), or any increase in the long-term debt of the Company, or any decrease in net assets, in each case as compared with amounts shown in the balance sheet as of the date of the latest financial statements incorporated by reference in the Registration Statement, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; or

(B) for the 12-month period for which the latest unaudited financial statements are available, there were any decreases, as compared with the latest 12-month period for which financial statements are incorporated by reference in the Prospectus, in operating revenues, net income and earnings available for common stock, except in each case for decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; and

(iv) They have performed certain other specified procedures with respect to certain amounts and percentages set forth in the Registration Statement or in the documents incorporated by reference therein, as have been requested by your counsel and approved by the Company, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.

(e) At the Time of Delivery, you shall have received a certificate, dated the Time of Delivery and signed by an executive officer of the Company, to the effect that (i) the Company’s representations and warranties set forth in Section 1 hereof are true and correct at and as of the Time of Delivery with the same effect as if made at and as of the Time of Delivery; provided, that, (A) if any post-effective amendment to the Registration Statement shall have been filed subsequent to the date hereof, the Registration Statement referred to in Section 1(b) hereof shall be deemed, for the purposes of such certificate, to include such amendment, (B) if the Prospectus Supplement shall have been filed pursuant to Rule 424 under the Act, the Prospectus referred to in Sections 1(b), (c), (e), (f) and (g) hereof shall be deemed, for the purposes of such certificate, to be the Prospectus as so supplemented, and (C) the Company’s representations and warranties with respect to the accuracy and sufficiency of the Prospectus shall not apply to any statements or omissions in the Prospectus Supplement made in reliance upon and in conformity with the information furnished in writing to the Company, by or on behalf of you, specifically for use therein, (ii) the Company has performed all of its obligations hereunder to be performed at or prior to the Time of Delivery, (iii) if the Company shall have been required to file the Prospectus Supplement with the Commission pursuant to Rule 424(b) under the Act, the Company has done so, and (iv) the orders described in Section 6(b) hereof are in full force and effect.

(f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall be satisfactory in form and substance to your counsel.

(g) There shall not have been any announcement by any “nationally recognized statistical rating organization”, as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any debt securities or preferred or preference stock of the Company, or (ii) it is reviewing its rating assigned to, or placing on credit watch, any debt securities or preferred or preference stock of the Company with a view to downgrading, or with negative implications, or direction not determined.

(h) Subsequent to the date of this Agreement, there shall not have occurred (i) any material change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole not contemplated by the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), which in your opinion, would materially and adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), in any material respect, untrue or which, in the opinion of the Company and its counsel or you and your counsel, requires the making of any addition to or change in the Prospectus or any amendment or supplement thereto in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, adversely affect the market for the Securities.

(i) The Securities shall have been approved for listing on the New York Stock Exchange (“NYSE”), subject only to official notice of issuance.

In case any of the conditions specified above in this Section 6 shall not have been fulfilled at the Time of Delivery, this Agreement may be terminated by the Representative upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

6A. Conditions to Your Obligations to Purchase Option Shares. Your several obligations to purchase and pay for Option Shares at each Option Shares Time of Delivery shall be subject to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof, to the accuracy of the statements of the officers of the Company made in any certificate given pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder to be performed at or prior to such Option Shares Time of Delivery, and to the following additional conditions:

(a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect at such Option Shares Time of Delivery; no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date, and you shall have received a certificate dated such Option Shares Time of Delivery and signed by an executive officer of the Company to the effect that no such order is in effect and that no proceedings for any such purpose are pending before, or to the knowledge of the Company threatened by, the Commission; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto) any material adverse change in the business, property, financial condition or results of operations of the Company and its subsidiaries taken as a whole; (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

(b) At such Option Shares Time of Delivery there shall be in full force and effect orders of the Public Utility Commission of Oregon authorizing, and of the Washington Utilities and Transportation Commission establishing compliance with applicable statutory provisions with respect to, the issuance and sale of the New Common Stock on the terms and conditions herein set forth, and containing no provision unacceptable to you by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

(c) At such Option Shares Time of Delivery, you shall have received from Beth A. Ugoretz, Esq., General Counsel of the Company, Thelen Reid & Priest LLP, of counsel to the Company, Stoel Rives LLP, special Washington counsel to the Company, and Simpson Thacher & Bartlett LLP, your counsel, opinions, and in the case of your counsel, an additional letter, dated such Option Shares Time of Delivery, with respect to the Option Shares in substantially the form and substance prescribed in Exhibits A, B, C and D hereto.

(d) At such Option Shares Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter, dated such Option Shares Time of Delivery, to the effect set forth in Section 6(d) hereof.

(e) At such Option Shares Time of Delivery, you shall have received a certificate, dated such Option Shares Time of Delivery and signed by an executive officer of the Company, to the effect that (i) the Company’s representations and warranties set forth in Section 1 hereof are true and correct at and as of such Option Shares Time of Delivery with the same effect as if made at and as of such Option Shares Time of Delivery; provided, that, (A) if any post-effective amendment to the Registration Statement shall have been filed subsequent to the date hereof, the Registration Statement referred to in Section 1(b) hereof shall be deemed, for the purposes of such certificate, to include such amendment, (B) if the Prospectus Supplement shall have been filed pursuant to Rule 424 under the Act, the Prospectus referred to in Sections 1(b), (c), (e), (f) and (g) hereof shall be deemed, for the purposes of such certificate, to be the Prospectus as so supplemented, and (C) the Company’s representations and warranties with respect to the accuracy and sufficiency of the Prospectus shall not apply to any statements or omissions in the

Prospectus Supplement made in reliance upon and in conformity with the information furnished in writing to the Company, by or on behalf of you, specifically for use therein, (ii) the Company has performed all of its obligations hereunder to be performed at or prior to such Option Shares Time of Delivery, (iii) if the Company shall have been required to file the Prospectus Supplement with the Commission pursuant to Rule 424(b) under the Act, the Company has done so, and (iv) the orders described in Section 6A(b) hereof are in full force and effect.

(f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall be satisfactory in form and substance to your counsel.

(g) There shall not have been any announcement by any “nationally recognized statistical rating organization”, as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any debt securities or preferred or preference stock of the Company, or (ii) it is reviewing, or placing on credit watch, its rating assigned to any debt securities or preferred or preference stock of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

(h) Subsequent to the date of this Agreement, there shall not have occurred (i) any material change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole not contemplated by the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), which in your opinion, would materially and adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), in any material respect, untrue or which, in the opinion of the Company and its counsel or you and your counsel, requires the making of any addition to or change in the Prospectus or any amendment or supplement thereto in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus, to reflect such event or development would, in your opinion, adversely affect the market for the Securities.

(i) The Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

In case any of the conditions specified above in this Section 6A shall not have been fulfilled at a Option Shares Time of Delivery, this Agreement may be terminated as to the parties’ obligations in respect of the Option Shares to be delivered at such Option Shares Time of Delivery by the Representative, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

7. Conditions of Company’s Obligation. The obligation of the Company to deliver the Firm Shares at the Time of Delivery and the appropriate number of Option Shares at each Option Shares Time of Delivery shall be subject to the following conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Time of Delivery or such Option Shares Time of Delivery, as the case may be; no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date.

(b) At the Time of Delivery or such Option Shares Time of Delivery, as the case may be, there shall be in full force and effect orders of the Public Utility Commission of Oregon authorizing, and of the Washington Utilities and Transportation Commission establishing compliance with applicable statutory provisions with respect to, the issuance and sale of the New Common Stock on the terms and conditions herein set forth, and containing no provisions unacceptable to the Company by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

In case any of the conditions specified above in this Section 7 shall not have been fulfilled at the Time of Delivery or such Option Shares Time of Delivery, as the case may be, this Agreement may be terminated by the Company, upon notice thereof to you. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

8. Indemnifications.

(a) The Company agrees to indemnify and hold harmless each of you and each person who controls any of you within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which you and they or any of you or them may become subject under the Act, the Exchange Act or any other statute or common law, and to reimburse each of you and each such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by you or them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon written information furnished to the Company by or on behalf of any of you specifically for use in connection with the preparation of the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of them; and provided, further, that the indemnity agreement contained in this paragraph shall not inure to the benefit of any of you (or of any of your controlling persons) on account of any losses, claims, damages, liabilities, expenses or actions arising from the sale of any of the Securities to any person (i) if a copy of the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), excluding any document incorporated by reference therein, shall not have been sent or given to such person with or prior to the written confirmation of the sale involved, unless such failure is the result of non-compliance by the Company with Section 5(a) hereof or (ii) as to any preliminary prospectus, if a copy of the Prospectus, as the same may be amended or supplemented (if any amendments or supplements thereto shall have been furnished), excluding any document incorporated by reference therein, shall not have been sent or given to such person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in the Prospectus, unless such failure to send or give such copy of the Prospectus is the result of non-compliance by the Company with Section 5(a) hereof. The indemnity agreement of the Company contained in this Section 8(a) and the representations and warranties of the Company contained in Section 1 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any of you or any such controlling person, and shall survive the delivery of the Securities. The indemnity agreement of the Company contained in this Section 8(a) shall be in addition to any liability which the Company may otherwise have to an indemnified party hereunder.

(b) Each of you, severally, agrees to indemnify and hold harmless the Company, its directors, each of its officers who shall have signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Company by or on behalf of any of you specifically for use in connection with the preparation of the Registration Statement, the Prospectus or any amendment or supplement to either thereof. Your respective indemnity agreements contained in this Section 8(b) and the representations and warranties of each of you which shall have signed this Agreement contained in Section 12 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person, and shall survive the delivery of the

Securities. The indemnity agreement of each of you contained in this Section 8(b) shall be in addition to any liability which you may otherwise have to an indemnified party hereunder.

(c) Each of the Company and you, severally, agrees that, upon the receipt of notice of the commencement of any action against it, any of its directors or officers, or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give a notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties. If the indemnifying party shall elect to assume the defense of such action, any indemnified party or parties who shall be defendant or defendants in such action shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel retained by it or them shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or parties or (ii) counsel chosen by the indemnifying party or parties as aforesaid shall not be satisfactory to the indemnified party or parties or shall for any reason be unable to act for or continue to act for such indemnified party or parties; provided, however, that in any case or cases to which the foregoing clause (ii) shall apply, the indemnifying party or parties shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for all such indemnified parties, which firm shall be chosen by the indemnified party or parties and satisfactory to the indemnifying party or parties. If the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses as incurred of any counsel retained by them. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 8(a) or (b) hereof shall be due in accordance with its terms but for any reason shall be unavailable or insufficient to hold any indemnified party thereunder harmless in respect of any losses, claims, damages or liabilities referred to therein, the Company and each of you severally shall contribute to the aggregate losses, claims, damages and liabilities to which the Company and one or more of you may be subject, as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other equitable considerations, including, with respect only to any losses, claims, damages or liabilities referred to in Section 8(a) hereof, relative benefit. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or you, on the other, and the parties’ relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you with respect to the offering of the Securities. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined (i) by any method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d), or (ii) with respect only to any losses, claims, damages or liabilities referred to in Section 8(a) hereof, by pro rata allocation (even if you were treated as one entity for such purpose). The amount paid or payable by a party entitled to contribution as a result of the losses, claims, damages or liabilities referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. For purposes of this Section 8(d), each person, if any, who controls any of you within the meaning of Section 15 of the Act shall have the same rights to contribution as you, and each director and officer of the Company who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company, subject, in each case, to the fourth sentence of this Section 8(d). Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue statement or alleged untrue statement or omission or alleged omission.

9. Termination.

(a) This Agreement shall be subject to termination at any time prior to the Time of Delivery, or any exercise of the Option may be rescinded at any time prior to the respective Option Shares Time of Delivery, in your absolute discretion, upon notice thereof to the Company, if prior to the Time of Delivery or such Option Shares Time of Delivery, as the case may be, (i) trading in securities generally on the NYSE shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Oregon shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Securities at the offering price to the public set forth on the cover page of the Prospectus (or any amendment or supplement thereto) or to enforce contracts for the resale of the Securities by you. This Agreement may also be terminated at any time prior to the Time of Delivery, or any exercise of the Option may be rescinded at any time prior to the respective Option Shares Time of Delivery, upon notice thereof to the Company if, in the judgment of the Representative, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus renders it either inadvisable to proceed with the public offering of the Securities or inadvisable to proceed with the delivery of the Securities to be purchased hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

(b) Notwithstanding any termination of this Agreement pursuant to this Section 9, the provisions of Section 8 hereof shall remain in effect.

10. Notices. All statements, requests, notices and agreements hereunder shall be in writing or by telephone if confirmed in writing within 24 hours, and if to you, shall be sufficient in all respects if delivered or sent by registered mail to the Representative at its address given on the last page hereof; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to Northwest Natural Gas Company, One Pacific Square, 220 N.W. Second Avenue, Portland, Oregon 97209, Attention: Treasurer and Controller; provided, however, that any notice to any of you pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such party at its principal executive offices.

11. Information for Use in Prospectus. The information specified in Schedule I hereto shall be deemed to have been furnished in writing to the Company by you specifically for use therein.

12. Representations and Warranties of Representative of the Underwriters. The Representative of the several Underwriters represents and warrants to the Company that it has full power and authority (a) to enter into this Agreement on behalf of each of the Underwriters listed in Schedule I hereto, and (b) to act on behalf of each of them with respect to the performance of this Agreement. In all dealings hereunder, the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Representative.

13. Miscellaneous.

(a) This Agreement shall be binding upon, and inure solely to the benefit of, you, the Company and, to the extent provided in Section 8 hereof, the directors and officers of the Company and each person who controls the Company or any of you, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any of you shall be deemed a successor or assign by reason merely of such purchase.

(b) This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

(c) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

(d) This Agreement has been prepared upon the assumption that there will be more than one Underwriter purchasing the Securities. Consequently, if there should be only one Underwriter named in Schedule I hereto, this Agreement shall be read in that light.

(e) As used in this Agreement, the term “business day” shall mean any day, other than a Saturday or Sunday, on which banks are open for business in the City of New York.

If the foregoing is in accordance with your understanding, please sign and return to us the counterparts hereof enclosed, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you and the Company.

Very truly yours,

NORTHWEST NATURAL GAS COMPANY

By:

Title:

ACCEPTED at New York, New York,
as of the date first above written.

A.G. EDWARDS & SONS, INC.

By
Authorized Signatory

Address:
One North Jefferson
St. Louis, MO 63103

For themselves and as Representative of the
other Underwriters named in Schedule I to this
Underwriting Agreement.

SCHEDULE I

Underwriters	Numbers of Shares to be Purchased
A.G. Edwards & Sons, Inc.	540,000
Edward D. Jones & Co., L.P.	360,000
Janney Montgomery Scott LLC	100,000
Stifel, Nicolaus & Company, Incorporated	100,000
Wells Fargo Securities, LLC	100,000

Total	1,200,000

Information in the Prospectus Supplement deemed furnished pursuant to Section 11 of the Agreement:

The information with respect to the price to the public of the Firm Shares and the Option Shares to be set forth on the cover page; the last sentence in the section entitled “USE OF PROCEEDS”; and the information set forth in the section entitled “UNDERWRITING” under the heading “Offering Price, Concessions and Reallowances”, in the first two paragraphs under the heading “Price Stabilization and Short Positions”, and in the last sentence in such “UNDERWRITING” section.

EXHIBIT A

[Letterhead of Beth A. Ugoretz, Esq.]

[•], 2004

A.G. Edwards & Sons, Inc.

Edward D. Jones & Co., L.P.

Janney Montgomery Scott LLC

Stifel Nicolaus& Company, Incorporated

Wells Fargo Securities, LLC

    As the several Underwriters named

    in Schedule I to the Underwriting

    Agreement referred to below

c/o	A.G. Edwards & Sons, Inc.

One North Jefferson

St. Louis, MO 63103

Dear Sirs:

With reference to the issuance and sale by Northwest Natural Gas Company (the “Company”) pursuant to the Underwriting Agreement, dated March 30, 2004 (the “Agreement”), between the Company and you of [•] shares of the Company’s Common Stock, $3-1/6 par value (the “Common Stock”), and the common share purchase rights appurtenant thereto (the “Rights” and, together with the Common Stock, the “Shares”) please be advised that, as General Counsel of the Company, I have participated in the preparation of or reviewed (a) the registration statement relating to the Shares filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) (such registration statement, as it became effective, being hereinafter called the “Registration Statement”), (b) the prospectus, dated February 18, 2004, constituting a part of the Registration Statement, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 on the date hereof, as supplemented by the prospectus supplement, dated March 30, 2004, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together, the “Prospectus”); (c) the proceedings before the Public Utility Commission of Oregon (the “OPUC”) and the Washington Utilities and Transportation Commission (the “WUTC”) with respect to the issuance and sale of the Common Stock and the order or orders for the issuance and sale of the Common Stock entered by such Commissions in respect thereto; (d) the Restated Articles of Incorporation of the Company, its Bylaws, the Rights Agreement, dated as of February 27, 1996, as amended, between the Company and Boatmen’s Trust Company, American Stock Transfer & Trust Company, as successor (the “Rights Agreement”), and the actions taken by its Board of Directors and the Finance Committee thereof authorizing the issuance and sale of the Shares; and (e) such other matters as I have deemed to be necessary to enable me to render the opinions herein expressed. I have not examined the Shares, except a specimen thereof, and have relied upon a certificate of the transfer agent and the registrar for the Shares as to the issuance, registration and countersignature thereof.

In my examination of the documents referred to above, I have assumed the authenticity of all such documents submitted to me as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to me as copies.

Based upon the foregoing, I am of the opinion that:

1. The Company is a validly organized and existing corporation under the laws of the State of Oregon, is authorized to transact business in the State of Washington, and has power (corporate and other) to own its properties and conduct its business as described in the Prospectus.

2. The Company holds valid and subsisting franchises, licenses, permits and consents, free from burdensome restrictions and adequate for the conduct of its business as and to the extent set forth in the Registration Statement.

3. The Shares have been duly and validly authorized; when the shares of Common Stock shall have been delivered against payment therefor as provided in the Agreement, they will have been duly and validly issued and will be fully paid and non-assessable; and when the Rights shall have been issued in accordance with the Rights Agreement, they will have been duly and validly issued.

4. The Shares conform as to legal matters with the description thereof contained in the Prospectus.

5. The Registration Statement has become, and on the date hereof is, effective under the Securities Act, and, to the best of my knowledge, no proceedings for a stop order with respect thereto are pending under Section 8 of the Securities Act and no order directed to the adequacy or accuracy of any document incorporated by reference in the Registration Statement or Prospectus has been issued by the Commission.

6. The OPUC has issued one or more orders authorizing, and the WUTC has issued one or more orders establishing compliance with applicable statutory provisions with respect to, the issuance and sale by the Company of the Common Stock; the issuance and sale of the Common Stock in accordance with the Agreement are in conformity with the terms of such orders; and no further approval, authorization, consent or other order of any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction as to which I express no opinion) is legally required for the issuance and sale of the Shares on the terms and conditions set forth in the Agreement.

7. The Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company.

8. To the best of my knowledge, and other than as set forth in or incorporated by reference in the Prospectus, there are no legal, governmental or administrative proceedings pending to which the Company is a party or of which any property of the Company is the subject, the outcome of which would singly or in the aggregate have a materially adverse effect on the financial position, stockholders’ equity or results of operations of the Company; and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

9. The descriptions of legal and governmental proceedings contained in the Prospectus are, to the best of my knowledge, accurate and fairly present the information required to be shown therein.

10. The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, or the Restated Articles of Incorporation or Bylaws of the Company or any order, rule or regulation of any court or other governmental body having jurisdiction over the Company or any of its property.

In the course of the preparation by the Company of the Registration Statement and the Prospectus, I had conferences with certain officers and employees of the Company, but I have made no independent verification of the accuracy or completeness of the representations and statements made to me by such persons or the information included by the Company in the Registration Statement and the Prospectus, and take no responsibility therefor, except as set forth in paragraph 6 hereof. However, my examination of the Registration Statement and the Prospectus and my discussions in the above-mentioned conferences did not disclose to me any information which causes me to believe that the Registration Statement, when it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or on the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that I do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, or as to the Forms T-1 or T-2, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

I do not express any opinion herein concerning any law other than the laws of the State of Oregon and the Federal laws of the United States. In rendering this opinion, I have relied, with your consent, as to certain matters of Washington law, upon the opinion of even date herewith addressed to you by Stoel Rives LLP, special Washington counsel to the Company, and, as to all matters governed by the laws of the State of New York, the Securities Act and the Securities Exchange Act of 1934, upon the opinion of even date herewith addressed to you by Thelen Reid & Priest LLP, New York, New York, counsel for the Company.

You and, as to matters governed by the laws of the State of Oregon, Thelen Reid & Priest LLP and your counsel, Simpson Thacher & Bartlett LLP, may rely upon this opinion in connection with the issuance and sale of the Shares. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, my prior written consent.

Very truly yours,

BETH A. UGORETZ

EXHIBIT B

[Letterhead of Thelen Reid & Priest LLP]

[•], 2004

A.G. Edwards & Sons, Inc.

Edward D. Jones & Co., L.P.

Janney Montgomery Scott LLC

Stifel Nicolaus& Company, Incorporated

Wells Fargo Securities, LLC

    As the several Underwriters named

    in Schedule I to the Underwriting

    Agreement referred to below

c/o	A.G. Edwards & Sons, Inc.

One North Jefferson

St. Louis, MO 63103

Ladies and Gentlemen:

With reference to the issuance and sale by Northwest Natural Gas Company (the “Company”) pursuant to the Underwriting Agreement, dated March 30, 2004 (the “Agreement”), between the Company and you of [•] shares of the Company’s Common Stock, $3-1/6 par value (“Common Stock”), and the common share purchase rights appurtenant thereto (the “Rights” and, together with the Common Stock, the “Shares”), please be advised that, as counsel to the Company, we have participated in the preparation of or reviewed (a) the registration statement relating to the Shares filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) (such registration statement, as it became effective, being hereinafter called the “Registration Statement”), (b) the prospectus, dated February 18, 2004, constituting a part of the Registration Statement, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 on the date hereof, as supplemented by the prospectus supplement, dated March 30, 2004, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together, the “Prospectus”); (c) the proceedings before the Public Utility Commission of Oregon (the “OPUC”) and the Washington Utilities and Transportation Commission (the “WUTC”) with respect to the issuance and sale of the Common Stock and the orders entered by such Commissions in respect thereto; (d) the Restated Articles of Incorporation of the Company, its Bylaws, the Rights Agreement, dated as of February 27, 1996, as amended, between the Company and Boatmen’s Trust Company, American Stock Transfer & Trust Company, as successor (the “Rights Agreement”), and the actions taken by its Board of Directors and the Finance Committee thereof authorizing the issuance and sale of the Shares; and (e) such other matters as we have deemed to be necessary to enable us to render the opinions herein expressed. We have not examined the Shares, except a specimen thereof, and have relied upon a certificate of the transfer agent and the registrar for the Shares as to the issuance, registration and countersignature thereof.

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to us as copies.

Based upon the foregoing, we are of the opinion that:

1. The Company is a validly organized and existing corporation under the laws of the State of Oregon, and is authorized to transact business in the State of Washington.

2. The Shares have been duly and validly authorized; when the shares of Common Stock shall have been delivered against payment therefor as provided in the Agreement, they will have been duly and validly issued and will be fully paid and non-assessable; and when the Rights shall have been issued in accordance with the Rights Agreement, they will have been duly and validly issued.

3. The Shares conform as to legal matters with the description thereof contained in the Prospectus.

4. The Registration Statement has become, and on the date hereof is, effective under the Securities Act, and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending under Section 8 of the Securities Act and no order directed to the adequacy or accuracy of any document incorporated by reference in the Registration Statement or Prospectus has been issued by the Commission.

5. The Registration Statement, as of its effective date, and the Prospectus, as of the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the requirements of the Securities Act, and the rules and regulations thereunder, and the documents incorporated by reference in the Prospectus on the date hereof complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder at the respective times at which such documents were filed with the Commission, except that, in each case, we express no opinion with respect to the financial statements and other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

6. The OPUC has issued one or more orders authorizing, and the WUTC has issued one or more orders establishing compliance with applicable statutory provisions with respect to, the issuance and sale by the Company of the Common Stock; the issuance and sale of the Common Stock in accordance with the Agreement are in conformity with the terms of such orders; and no further approval, authorization, consent or other order of any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction as to which we express no opinion) is legally required for the issuance and sale of the Shares on the terms and conditions set forth in the Agreement.

7. The Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company.

In the course of the preparation by the Company of the Registration Statement and the Prospectus, we had conferences with certain officers and employees of the Company, with the General Counsel for the Company and with you and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by such persons or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as set forth in paragraph 3 hereof. In passing upon the form of the Registration Statement and the Prospectus we have, therefore, assumed the accuracy and completeness of such representations, statements and information, except as aforesaid. However, our examination of the Registration Statement and the Prospectus and our discussions in the above-mentioned conferences did not disclose to us any information which gives us reason to believe that the Registration Statement, when it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or on the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that we do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, or as to the Forms T-1 or T-2, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

We do not express any opinion herein concerning any law other than the laws of the State of Oregon, the State of Washington and the Federal laws of the United States. Accordingly, in rendering this opinion, we have relied, with your consent, as to all matters governed by the laws of the State of Oregon, upon the opinion of even date herewith addressed to you by Beth A. Ugoretz, Esq., General Counsel of the Company, and, as to all matters governed by the laws of the State of Washington, upon the opinion of Stoel Rives LLP, special Washington counsel to the Company. We understand that you are relying upon the opinions of Beth A. Ugoretz, Esq., and Stoel Rives LLP as to all matters governed by the laws of the State of Oregon and Washington, as the case may be, upon which we do not pass.

You and, as to matters governed by the laws of the State of New York, the Securities Act and Securities Exchange Act of 1934, Beth A. Ugoretz, Esq., may rely upon this opinion in connection with the issuance and sale of the Shares. Neither you nor Ms. Ugoretz may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

Very truly yours,

THELEN REID & PRIEST LLP

EXHIBIT C

[Letterhead of Stoel Rives LLP]

[•], 2004

A.G. Edwards & Sons, Inc.

Edward D. Jones & Co., L.P.

Janney Montgomery Scott LLC

Stifel, Nicolaus & Company, Incorporated

Wells Fargo Securities, LLC

    As the several Underwriters named

    in Schedule I to the Underwriting

    Agreement referred to below

c/o	A.G. Edwards & Sons, Inc.

One North Jefferson

St. Louis, MO 63103

Dear Sirs:

With reference to the issuance and sale by Northwest Natural Gas Company (the “Company”) pursuant to the Underwriting Agreement, dated March 30, 2004 (the “Agreement”), between the Company and you of [•] shares of the Company’s Common Stock, $3-1/6 par value (the “Common Stock”), and the common share purchase rights appurtenant thereto (the “Rights” and, together with the Common Stock, the “Shares”) please be advised that, as special Washington counsel to the Company, we have reviewed the proceedings before the Washington Utilities and Transportation Commission (the “WUTC”) with respect to the issuance and sale of the Common Stock and the order relating to the issuance and sale of the Common Stock entered by the WUTC in respect thereto in Docket UG-040418 and such other matters as we have deemed to be necessary to enable us to render the opinions herein expressed.

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to us as copies.

Based upon the foregoing and subject to the following qualifications, we are of the opinion that:

1. The Company is authorized to transact business in the State of Washington.

2. The WUTC has issued an order, dated March 12, 2004, in Docket UG-040418 establishing compliance by the Company with applicable statutory provisions with respect to the issuance and sale by the Company of the Common Stock; the issuance and sale of the Common Stock in accordance with the Agreement are in conformity with the terms of such order; and under the laws of the State of Washington, no further approval, authorization, consent or other order of any public board or body is legally required for the issuance and sale of the Shares on the terms and conditions set forth in the Agreement.

3. The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms thereof will not violate or conflict with the provisions of any applicable law, rule or regulation of the State of Washington or any political subdivision thereof.

The laws, rules and regulations referred to in Paragraph 3 above are those laws, rules and regulations of the State of Washington and its political subdivisions which, in our experience, are normally applicable to general business corporations that engage in transactions of the type contemplated by the Agreement, except that we express no opinion as to (i) the securities or blue sky laws of any jurisdiction, or (ii) the effect or applicability of the laws, rules and regulations of any other jurisdiction.

We also draw to your attention that the Company is obligated to comply with all applicable regulatory and other laws in the State of Washington prior to the issuance of any common shares upon exercise of the Rights.

You, Beth A. Ugoretz, Esq., General Counsel of the Company, Thelen Reid & Priest LLP, counsel to the Company, and your counsel, Simpson Thacher & Bartlett LLC, as to matters governed by the laws of the State of Washington, may rely upon this opinion in connection with the issuance and sale of the Shares. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

Very truly yours,

STOEL RIVES LLP

EXHIBIT D

[Letterhead of Simpson Thacher & Bartlett LLP]

[•], 2004

A.G. Edwards & Sons, Inc.

Edward D. Jones & Co., L.P.

Janney Montgomery Scott LLC

Stifel Nicolaus& Company, Incorporated

Wells Fargo Securities, LLC

    As the several Underwriters named

    in Schedule I to the Underwriting

    Agreement referred to below

c/o	A.G. Edwards & Sons, Inc.

One North Jefferson

St. Louis, MO 63103

Ladies and Gentlemen:

We have acted as your counsel in connection with the purchase by you of 1,200,000 shares (the “Shares”) of Common Stock (the “Common Stock”), of Northwest Natural Gas Company, an Oregon corporation (the “Company”), pursuant to the Underwriting Agreement dated March 30, 2004 between you and the Company (the “Underwriting Agreement”).

We have examined the Registration Statement on Form S-3 (File No. 333-112604) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as it became effective under the Securities Act (the “Registration Statement”); the Company’s prospectus dated February 18, 2004, as supplemented by the prospectus supplement dated March 30, 2004 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, which pursuant to Form S-3 incorporates by reference, or is deemed to incorporate by reference, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003, the Current Report on Form 8-K of the Company dated January 29, 2004 (with respect to the information set forth in Section 5 of said Current Report) and the Current Report on Form 8-K of the Company dated March 30, 2004 (collectively, the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the Underwriting Agreement. We have also examined a specimen certificate representing the Common Stock of the Company. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents or oral statements of public officials and of officers and representatives of the Company, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation under the law of the State of Oregon.

2. The Shares have been duly authorized by the Company and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

3. The statements made in the Prospectus under the caption “Description of Common Stock”, insofar as they purport to constitute summaries of the terms of the

Company’s Common Stock (including the Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

All legal proceedings taken by the Company in connection with the offering of the Shares, and the legal opinions, dated the date hereof, rendered to you by Beth A. Ugoretz, Esq., General Counsel of the Company, Thelen Reid & Priest LLP, counsel for the Company, and Stoel Rives LLP, special Washington counsel to the Company, pursuant to the Underwriting Agreement, are in form satisfactory to us. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of Oregon, we have relied upon the opinion of Beth A. Ugoretz, Esq., and insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of Washington, we have relied upon the opinion of Stoel Rives LLP. We express no opinion on matters relating to titles to property, franchises or the lien of the Company’s Mortgage and Deed of Trust, dated as of July 1, 1946, as supplemented, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and Stanley Burg (successor Individual Trustee), as Trustees.

We do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States and, to the extent set forth herein and in reliance solely upon the aforesaid opinions of Beth A. Ugoretz, Esq. and Stoel Rives LLP, respectively, the laws of the States of Oregon and Washington.

This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

[Letterhead of Simpson Thacher & Bartlett LLP]

[•], 2004

A.G. Edwards & Sons, Inc.

Edward D. Jones & Co., L.P.

Janney Montgomery Scott LLC

Stifel Nicolaus& Company, Incorporated

Wells Fargo Securities, LLC

    As the several Underwriters named

    in Schedule I to the Underwriting

    Agreement referred to below

c/o	A.G. Edwards & Sons, Inc.

One North Jefferson

St. Louis, MO 63103

Ladies and Gentlemen:

We have acted as your counsel in connection with the purchase by you of 1,200,000 shares of Common Stock (the “Shares”) of Northwest Natural Gas Company, an Oregon corporation (the “Company”), pursuant to the Underwriting Agreement dated March 30, 2004 between you and the Company (the “Underwriting Agreement”).

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement on Form S-3 (File No. 333-112604) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as it became effective under the Securities Act (the “Registration Statement”), the Company’s prospectus dated February 18, 2004, as supplemented by the prospectus supplement dated March 30, 2004 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, the Company’s Current Report on Form 8-K dated January 29, 2004 (with respect to the information set forth in Section 5 of said Current Report) and the Company’s Current Report on

Form 8-K dated March 30, 2004 (collectively, the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference or deemed to be incorporated by reference in the Prospectus, and we take no responsibility therefor, except as and to the extent set forth in numbered paragraph 3 of our opinion letter to you dated the date hereof.

In connection with, and under the circumstances applicable to the offering of the Shares, we participated in conferences with certain officers and employees of the Company, with representatives of PricewaterhouseCoopers LLP and with counsel to the Company in the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and also reviewed certain records and documents furnished to us by the Company, as well as the documents delivered to you at the closing. We did not participate in the preparation of the Exchange Act Documents or review such documents prior to their filing with the Commission. Based upon our review of the Registration Statement, the Prospectus and the Exchange Act Documents, our reviews made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), our participation in the conferences referred to above, our review of the records and documents as described above, as well as our understanding of the United States federal securities laws and the experience we have gained in our practice thereunder, nothing has come to our attention that causes us to believe that:

(i)	each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, was not, on its face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus; and

(ii)	the Registration Statement (including (x) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and (y) the Exchange Act Documents on file with the Commission on the date of filing such Annual Report), as of the date of filing such Annual Report, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents), as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed to be incorporated by reference in, or omitted from, the Registration Statement, the Prospectus or the Exchange Act Documents.

This letter is delivered to you in connection with the above-described transaction. This letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

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